EXHIBIT 10.8
				SURGILIGHT, INC.
				PROMISSORY NOTE

US$2,500,000					New York, New York
						April 20, 2007


	FOR VALUE RECEIVED, the undersigned, SURGILIGHT, INC., a
corporation incorporated under the laws of the State of   Florida (the
"Borrower"), hereby promises to pay to the order of GEM SurgiLight Investors LLC(the "Lender"), a limited liability company organized under the laws of the State of New York, with offices at 9 West 57th Street, New York, NY 10022,under that certain Secured Line of Credit Loan Agreement dated April 19, 2007 (the "Loan Agreement") made by and among the Borrower and the Lender, the principal sum of Two Million Five Hundred Thousand United States Dollars (US$2,500,000) or, if less, the aggregate unpaid principal amount of the Loans from time to time outstanding made by the Lender to the Borrower pursuant to the Loan Agreement. The Borrower shall repay the principal amount of the outstanding Loans as provided in Clause 2.5 of the Loan Agreement, but in any event no later than the Termination Date.

	Words and expressions used herein and defined in the Loan
Agreement shall have the same meaning herein as therein defined.

	Each of the Loans evidenced hereby shall bear interest, payable at the Loan Rate equal to twelve percent (12.00%) per annum, payable monthly in arrears on the first day of each month as provided in the Loan Agreement. Upon the occurrence and continuance of an Event of Default, the then unpaid balance of this Note and any other amount payable under the Loan Agreement shall bear interest thereafter at a rate per annum of five percent (5%) over the Loan Rate. All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360 day year.

	Both principal and interest are payable in lawful money of the United States of America in immediately available-same day funds.

	The Lender may endorse the amount and the date of the making of each of the Loans and each repayment of principal hereunder on the grid annexed hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that any failure to endorse such information on such grid shall not in any manner affect the obligation of the Borrower to make payment of principal and interest in accordance with the terms of this Note.

	If this Note or any payment required to be made hereunder becomes due and payable on a day which is not a Business Day the due date thereof shall be extended until the next following Business Day (in which event, interest shall be payable during such extension at the rate applicable immediately prior thereto), unless such next following Business Day falls in the following month in which case such payment shall be payable on the Business Day immediately preceding the day on which such payment would otherwise be payable.

	This Note is the Note referred to in the Loan Agreement and is entitled to the security and benefits of the Loan Agreement and the Security Documents. Upon the occurrence of any Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon may be declared to be and shall thereupon become, forthwith, due and payable.

	Presentment, demand, protest and notice of dishonor of this Note or any other notice of any kind are hereby expressly waived by the Borrower.

	THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE LENDER HEREBY
WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.


	THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO DOCUMENTS EXECUTED IN THE STATE OF NEW YORK.

	IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date first above written.

					SURGILIGHT INC.


					By:/s/ Timothy Shea
                                           ----------------
					Name: Timothy Shea
					Title: President



			LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------
				Amount of 	 Unpaid
		Amount of	Principal	Principal	Notation
	Date	  Loan		  Paid		 Balance         Made By
        ----    ---------       ---------       ---------       --------
      4/20/07  $200,492.22	$      0       $200,492.22
      4/25/07  $136,000.00	$      0       $336,492.22